COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                             (THE "HIGH YIELD FUND")

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2004


Effective immediately, Kurt M. Havnaer began co-managing the High Yield Fund.

The following paragraph regarding Mr. Havnaer is added to the section describing the portfolio managers for the High Yield Fund and the paragraph regarding Mr. Rippey replaces the current paragraph in its entirety in the section describing the portfolio managers for the High Yield Fund under the section TRUST MANAGEMENT ORGANIZATIONS; PORTFOLIO MANAGERS:

KURT M. HAVNAER, a vice president of Columbia Management, is a co-manager for the High Yield Fund and has co-managed the High Yield Fund since May, 2004 and served as a co-manager from April, 2003 to March, 2004. Mr. Havnaer was on a leave of absence for the period March, 2004 to April, 2004. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, from September, 2000 to April, 2003. Mr. Havnaer has been associated with Columbia Management or its predecessors since 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is a co-manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, from March, 1998 to April, 2003. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.


                                                                May 4, 2004